Exhibit 4

JOINT FILING AGREEMENT

The undersigned hereby agree that this amendment to the Schedule 13D with respect to the common stock of Hampton Roads Bankshares, Inc. is, and any subsequent amendments to the Schedule 13D signed by each of the undersigned shall be (without the necessity of filing additional joint filing agreements), filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: May 22, 2012

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

THE CARLYLE GROUP L.P.

By:	Carlyle Group Management L.L.C.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.

By:	The Carlyle Group L.P.,
its managing member

By:	Carlyle Group Management L.L.C.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	Carlyle Holdings II GP L.L.C.,
its general partner

By:	The Carlyle Group L.P.,
its managing member

By:	Carlyle Group Management L.L.C.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS L.P.

By:	Carlyle Holdings II L.P.,
its general partner

By:	Carlyle Holdings II GP L.L.C.,
its general partner

By:	The Carlyle Group L.P.,
its managing member

By:	Carlyle Group Management L.L.C.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.

By:	TC Group Cayman Investment Holdings L.P.,
its general partner

By:	Carlyle Holdings II L.P.,
its general partner

By:	Carlyle Holdings II GP L.L.C.,
its general partner

By:	The Carlyle Group L.P.,
its managing member

By:	Carlyle Group Management L.L.C.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Chairman

CARLYLE FINANCIAL SERVICES, LTD.

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Director

TCG FINANCIAL SERVICES, L.P.

By:	Carlyle Financial Services, Ltd.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Director

CARLYLE FINANCIAL SERVICES HARBOR, L.P.

By:	TCG Financial Services, L.P.,
its general partner

By:	Carlyle Financial Services, Ltd.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Director

DBD CAYMAN, LTD.

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Director

TCG HOLDINGS CAYMAN II, L.P.

By:	DBD Cayman, Ltd.,
its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	Daniel D’Aniello
	Title:	Director